Exhibit 99.1

 MIRA-3 Phase 3 Trial Results Conference Call  March 29, 2022

 Disclosures and Forward-Looking Statements   This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning the regulatory timelines, commercial timelines, cash runway, and future clinical trials in reversal of mydriasis (RM), presbyopia, night vision disturbance (NVD) and diabetic retinopathy (DR)/diabetic macular edema (DME), and the potential market opportunity in RM. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: (i) the success and timing of regulatory submissions and pre-clinical and clinical trials, including enrollment and data readouts; (ii) regulatory requirements or developments; (iii) changes to clinical trial designs and regulatory pathways; (iv) changes in capital resource requirements; (v) risks related to the inability of Ocuphire to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; (vi) legislative, regulatory, political and economic developments, (vii) changes in market opportunities, (viii) the effects of COVID-19 on clinical programs and business operations, (ix) the success and timing of commercialization of any of Ocuphire’s product candidates and (x) the maintenance of Ocuphire’s intellectual property rights. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in documents that have been and may be filed by the Company from time to time with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.    The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in or incorporated by reference into this presentation. Nothing contained in or incorporated by reference into this presentation is, or shall be relied upon as, a promise or representation by the Company as to the past or future.  The Company assumes no responsibility for the accuracy or completeness of any such information. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.  The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

 Agenda and Participants  Highlights and Overview  Topline MIRA-3 Phase 3 Clinical Trial Results for Nyxol in Reversal of Mydriasis (RM)  Reversal of Mydriasis Market Opportunity  Upcoming Milestones  Q&A  Participants  Mina Sooch, MBA, President and CEO  Jay Pepose, MD, PhD, Medical Advisory Board and Board Member  Mitch Brigell, PhD, Head of Clinical Development  Susan Benton, MBA, Corporate Board Member  Bindu Manne, Head of Market Development and Commercialization  Charlie Hoffmann, MBA, VP of Corporate Development and Operations  Amy Rabourn, MAcc, VP of Finance  Second Phase 3 RM Trial Topline Readout as Planned in 1Q22

 Highlights and Overview

 Key Takeaways from Nyxol’s MIRA-3 2nd Phase 3 RM Trial   MIRA-2 and MIRA-3 topline data.  MIRA-3  58% vs. 6% p<0.0001  MIRA-2  49% vs. 7% p<0.0001  Key Secondary Endpoints Met Statistical and Clinical Significance

# Addressing Unmet Needs in Large Markets

*Significant Preclinical & Clinical Data Supporting MOA, Efficacy and Safety*

## Refractive



**Nyxol®**

***Novel α1/α2 Blocker 505(b)(2)***

**10** Completed Phase 1, Phase 2, and Phase 3 Trials

**>600** Subjects Dosed

Exposure in Humans **28** Days

Patent Coverage **2034+**

*US Market Opportunity*



RM — **Reversal of Mydriasis** — ~$500 M



P — **Presbyopia** — $10B - $20B



NVD — **Night Vision Disturbances** — $2B - $4B

## Retina



**APX3330**

***Oral REF-1 Inhibitor***
***New Chemical Entity (NCE)***

**11** Completed Phase 1 and Phase 2 Trials

**>340** Subjects Dosed

Exposure in Humans **365** Days

Patents to **2034+**



DR — **Diabetic Retinopathy**



DME — **Diabetic Macular Edema**

*US Market Opportunity*

**$10+B** Oral Rx Revenues*

6

Source: Eisai and Apexian Data; GlobalData Market Research Report, 2020; Company Estimates for US Market Size; *Ocuphire internal estimates.

# Ocuphire Pipeline & Clinical Milestones

*Multiple Phase 3 & Phase 2 Clinical Data Readouts Anticipated this Year*

| Indication | Product Candidate | Pre-clinical | Phase 1 | Phase 2 | Phase 3 | Regulatory Approval | Anticipated Milestones |
|---|---|---|---|---|---|---|---|
| Reversal of Mydriasis (RM) | Nyxol® Eye Drop | → | → | → | ✓ MIRA-3<br>MIRA-2 ✓<br>★ MIRA-4 | | ☑ Reported MIRA-3 Phase 3 data in Q1 2022 (n=368)<br>❑ MIRA-4 Pediatric safety study data expected in 2Q 2022 (n=23) |
| Presbyopia (P) | Nyxol® Eye Drop<br>Nyxol® + Low-Dose (0.4%) Pilocarpine Eye Drops | → | → | VEGA-1 ✓ | | | ❑ VEGA Phase 3 program planned to initiate in mid-2022 |
| Dim Light or Night Vision Disturbances (NVD) | Nyxol® Eye Drop | → | → | → | ★LYNX-1 | | ❑ LYNX-1 Phase 3 data expected in 2Q 2022 (n=145) |
| Diabetic Retinopathy (DR)/ Macular Edema (DME) | APX3330 Oral Pill | → | → | ★ ZETA-1 | | | ❑ ZETA-1 Phase 2b data expected in 2H22 (n=103) |
| DME or Wet Age-Related Macular Degeneration (wAMD) | APX2009 (Intravitreal or Local Delivery) | → | | | | | ❑ Seeking partner funding for IND enabling studies and further development |

✓ Recent Positive Trial Data
★ Ongoing Trial

*Note: 0.75% Nyxol (Phentolamine Ophthalmic Solution) is the same as 1% Nyxol (Phentolamine Mesylate Ophthalmic Solution)*

Ocuphire PHARMA

7

# Nyxol's Differentiated MOA as an Alpha-1 Blocker

*Phentolamine Mesylate Reformulated as a Proprietary Topical Eye Drop ➔ Nyxol™*

## Phentolamine Mesylate is the Active Ingredient in Nyxol: a Non-selective α1 & α2 Antagonist

### Blocking α1
Reduces Pupil Size


Iris Dilator Muscle
Iris Sphincter Muscle

Nyxol blocks α1 receptors only found on the Iris Dilator Muscle

↓

Decreases Pupil Size (Moderate Miosis) without Affecting the Ciliary Muscle

### Blocking α1
Dilates Blood Vessels



Phentolamine mesylate is approved for 2 indications:

- Regitine® (Pheochromocytoma) – intravenous injection approved in 1952
- OraVerse® (Reversal of oral anesthesia) – intramuscular injection approved in 2008

*505(b)(2) Regulatory Approval Pathway*

8

Ocuphire PHARMA

 Nyxol Improves Vision by Decreasing Pupil (~1-1.5mm)  ↑ Near Vision  ↑ Distance Vision  ↑ Contrast Sensitivity (night)  No Systemic Effects  No Changes in Blood Pressure  No Changes in Heart Rate  Well-Tolerated Topical Effects  Mild, Transient, Reversible Eye Redness  IOP Unchanged or Decreased  Minimal to No Headaches   Nyxol Product Candidate Profile  Nyxol Clinical Trials   Novel, Differentiated Alpha 1/2 Blocker Eye Drop for Refractive Indications  Favorable Safety Profile  Efficacy Data   Nyxol: 0.75% Phentolamine Ophthalmic Solution  Preservative Free, EDTA Free, and Stable  Effects Last ≥ 24 Hours  Chronic daily dosing of Nyxol at bedtime reduces pupil size for up to 24 to 36 hours  Durable

 Nyxol®forReversal of Mydriasis (RM)  I have to visit my retina MD for my monthly injections, where I am dilated. Being dilated every month is a huge burden on my day.                                      I had a premium cataract procedure by my MD, and I was unable to see clearly for two days. My doctor said it was due to my dilation. I did not expect my dilation to last that long.  I have to stay indoors. They say it only lasts a few hours, but it lasts all day, and it is very annoying.  RM

# Problem: Dilated Eyes for Exams and Procedures

*Patients Report Significant Side Effects after Dilated Eye Exam*

## The Problem

Pharmacologically-induced pupil dilation is part of standard care for annual and specialty eye exams…

…but there is 6 to 24 hours of impaired vision including:

- Inability to Focus
- Photophobia (sensitivity to light)
- Cycloplegia (loss of accommodation)
- Difficulty Reading and Driving
- Halos and Glare



**Physician's Use of Mydriatic Agents[1]**



Paremyd 9%
Cyclopentolate 5%
Phenylephrine Alone 16%
Tropicamide Alone 52%
Tropicamide and Phenylephrine 18%

*Note - Tropicamide and Cyclopentolate have same MOA*

**NO REVERSAL DROPS COMMERCIALLY AVAILABLE**

1. GlobalData Market Research Survey; Oraverse and Regitine Label

11

RM

# Nyxol Has Potential To Be The Only Option For RM

*Physicians AVOID Use of Cholinergic Agonists (Pilocarpine) Due to Safety Risk on Ciliary Muscle*

## 2 Classes of Mydriatic Agents

**Phenylephrine (α1 agonist)**

**Sympathetic** (primarily α1) innervation stimulates the iris dilator muscles



**Tropicamide (anti-cholinergic)**

**Parasympathetic** innervation stimulates the iris sphincter **and** ciliary muscle




Lens
Cornea
Pupil
Iris
Ciliary muscle

**Reversal via the Ciliary Muscle by Cholinergic Agonists* is Not a 'Safe' Option**

- Retinal tear has been reported in some patients, especially high myopes[1]
- Induces accommodation spasm and reduction in distance vision[2]
- Induced anterior shift of the lens can increase the risk of acute angle-closure glaucoma[2]
- High incidence of brow ache and headache following installation[3]

**** Cholinergic Agonists include pilocarpine, carbachol, and aceclidine. Note, pilocarpine is rarely used off-label for RM given these safety concerns.***

**Nyxol®** is the only eye drop in clinical development for multiple indications with a MOA that does not affect the ciliary muscle

1 Pilocarpine FDA Label (2017)
2. Optician (2012)- Mydriatic Drugs: Practical Considerations
3. Lee DA, Higginbotham EJ, 2005. Glaucoma and its treatment: a review. Am J Health Syst Pharm 62, 691–699.

12

Ocuphire PHARMA

 MIRA-3 Topline Phase 3 Results  Randomized, Parallel Arm, Double-Masked, Placebo-Controlled Study of the Safety and Efficacy of Nyxol (0.75% Phentolamine Ophthalmic Solution) to Reverse Pharmacologically-Induced Mydriasis in Healthy Subjects

# MIRA-3 Phase 3 Registration Trial Design

*Randomized, Double-Masked, Placebo-Controlled, Parallel, Multi-Center, One-Day Trial*



16
US sites
368
subjects
0.75% Nyxol
2
1
Placebo
Screening
Randomization
Mydriatic Agent A, B, or C
Nyxol drop(s) (2 drops study eye, 1 drop fellow eye)
Mydriasis -1 Hour
Treatment (Max Dilation) 0 min
Primary Endpoint
Follow Up Visit
1 Hr
2 Hr
3 Hr
4 Hr
6 Hr
24 Hr
30min
90min
Mydriatic Agent A, B, or C
Placebo drop(s) (2 drops study eye, 1 drop fellow eye)

## Key Eligibility Criteria

**Inclusion:** Healthy ≥ 12 years of age

**Exclusion:** Clinically significant ocular trauma, surgery, or non-refractive laser treatment within the 6 months prior to screening; and recent or current evidence of ocular disease, infection or inflammation in either eye

**MIRA-3 Started in Nov 2021 ➔ Enrolled 368 in Feb 2022**

**Phase 3 Results Reported March 2022**

## Endpoints

**Primary:** % of subjects (study eye) returning to baseline (within 0.2 mm) pupil diameter (PD) at 90 min

**Key Secondary:**

- % of subjects returning to baseline at 0min, 30min, 1h, 90 min 2h, 3h, 4h, 6h, 24h (overall, by mydriatic agent, by iris color)
- Mean time to return to baseline PD
- Mean change in pupil diameter at all timepoints
- Distance-Corrected Near Vision
- Accommodation (Tropicamide/Paremyd)
- Safety and tolerability

Mydriatic Agents 3:1:1 – A: 2.5% phenylephrine (alpha-1 agonist), B: 1% tropicamide (cholinergic blocker), C: Paremyd® (combination)

14

Ocuphire PHARMA

 Demographics  Nyxol  n=244  Placebo  n=124  Total  n=368  Demographics  Age (years): Mean   (Range)  34   (12-80)  36   (12-80)  35   (12-80)  Sex: Male n (%)   Female n (%)  92 (37.7%)  152 (62.3%)  59 (47.6%)  65 (52.4%)  151 (41.0%)  217 (59.0%)  Race: White n (%)  African American n (%)  Asian n (%)  Other^ n (%)  ^includes American Indian or Alaska Native; Native Hawaiian or Other Pacific Islander  182 (74.6%)  38 (15.6%)  22 (9.0%)  0 (0%)  93 (75.0%)  21 (16.9%)  9 (7.3%)  1 (0.8%)  274 (74.5%)  59 (16.0%)  31 (8.4%)  7 (1.9%)  Light Iris Color: n (%)  113 (46.3%)  58 (46.8%)  171 (46.5%)  Dark Iris Color: n (%)  131 (53.7%)  66 (53.2%)  197 (53.5%)  Treatment and Placebo Arms Were Balanced in MIRA-3 Phase 3 Registration Trial  Source: MIRA-3 Table 14.1.2.1 (ARP) (mITT).  Notes: 32 pediatric subjects 12-17years old were enrolled in the trial.  Race is more than 100% given subjects could check more than one category.  Demographics represent all randomized population (ARP) of 368 which is the same as Safety Population and Modified-Intent-to-Treat (mITT).  Per Protocol (PP) Population is 345, excludes 23 subjects who did not dilate more than 0.2 mm 1 hour after receiving mydriatic drop.  RM

 Baseline Characteristics Study Eye  Nyxol  n=248  Placebo  n=120  Total  n=368  Baseline Characteristic  Baseline Pupil Diameter Mean (mm)  5.1  4.9  5.1  Max Dilated Pupil Diameter Mean (mm)  7.2  7.1  7.2  Accommodation   Mean (diopters)   7.4  7.6  7.5  BCDVA letters  55 letters = 20/20  57  57  57  DCNVA letters  70 letters = 20/20   65  65  65  IOP (mmHg)  16.2   16.1  16.1  Treatment and Placebo Arms Were Balanced Across Ocular Measures in the MIRA-3 Trial     Source: MIRA-3 Table 14.1.2.1 (ARP) (mITT).  RM

 Primary Endpoint: 58% of Subjects’ Study Eye Returned to Baseline at 90 Min  Source: MIRA-3 Table 14.2.1.1 (mITT). Data include all three mydriatics (Phenylephrine, Tropicamide, Paremyd).  Nyxol Statistically Better Than Placebo Starting At 1 Hour And All Subsequent Timepoints  MIRA-3 Phase 3 Trial  RM

 Primary Endpoint Achieved in Two FDA Registration Phase 3 Trials  Source: (Left panel) MIRA-3 Table 14.2.1.1 (mITT); (Right panel) MIRA-2 Table 14.2.1.1 (mITT). Data include all three mydriatics (Phenylephrine, Tropicamide, Paremyd).  Rapid, Consistent and Sustained Reversal of Pupil Dilation with Nyxol  MIRA-3 Phase 3 Trial  MIRA-2 Phase 3 Trial  RM

 Comparison of One Drop (Fellow Eye) with Two Drops (Study Eye)   Source: MIRA-3 Table 14.2.1.1 (mITT). Data includes all three mydriatics (Phenylephrine, Tropicamide, Paremyd).  Similar 52% of Subjects Return to Baseline at 90 Minutes with a Single Drop of Nyxol  RM  MIRA-3 Phase 3 Trial

 Mean Pupil Diameter Over Time  Source: MIRA-3 Table 14.2.2.1 (mITT). The p-values are change from max pupil dilation treatment compared to placebo.   Data includes all three mydriatics (Phenylephrine, Tropicamide, Paremyd). Standard Error bars are shown.   Nyxol Treatment Significantly Reduced PD Starting at 1 Hour Post-Dose Through 6 Hours  MIRA-3 Phase 3 Trial  1.5  0.5  RM

 Mean Pupil Diameter Over Time by Mydriatic Agents  Source: MIRA-3 Table 14.2.2.3. (mITT).  The p-values are change from max pupil dilation treatment compared to placebo. Standard Error bars are shown.   Nyxol Reduced PD With All Mydriatic Agents; More Rapidly with Phenylephrine as Expected  MIRA-3 Phase 3 Trial  Mean PD - Study Eye (mITT)  RM  p=0.001  Mydriatic  Max Dilation;   Treatment  1.5  1.5

 Mean Pupil Diameter Over Time by Eye Color  Source MIRA-3 Table 14.2.2.5-(mITT). The p-values are change from max pupil dilation treatment compared to placebo.   Data includes all three mydriatics (Phenylephrine, Tropicamide, Paremyd). Standard Error bars are shown.  Nyxol Reduced Pupil Diameter Rapidly in Both Light and Dark Irides  MIRA-3 Phase 3 Trial  Mean PD - Study Eye (mITT)  24  0.5  0.5  1.5  1.5  RM  Max dilation;  Treatment  Mydriatic  p=0.0007  p<0.0001

RM

# Mean Time to Return to Baseline PD

*Saving of ~4 Hours in Return to Normal PD Overall and Across Mydriatic Agents*



Return to normal
Overall
Study Eye
n=115
n=230
6.3
2.1, p=<0.001
4.2 hrs
Fellow Eye
n=115
n=230
6.4
2.5, p=<0.001
3.9 hrs
Mydriatic Agent (study eye)
Phenylephrine
n=66
n=137
5.6
1.3, p=<0.001
4.3 hrs
Tropicamide
n=26
n=46
7.6
4.0, p=<0.001
3.6 hrs
Paremyd
n=23
n=47
7.1
2.7, p=<0.001
4.4 hrs
Irides (study eye)
Dark Irides
n=59
n=122
5.7
2.3, p=<0.001
3.4 hrs
Light Irides
n=56
n=108
7.0
2.0, p=<0.001
5.0 hrs
0 1 2 3 4 5 6 7 8
Placebo
Nyxol
Time to Return to Baseline PD (Hours)

Ocuphire PHARMA

23

Source: MIRA-3 Table 14.2.3.2 (PP Population).

 Maximum Pupil Dilation Results in Loss of Near Vision  MIRA-3 Table 14.3.6.1.1 (Safety Population) (mITT). DCNVA- Distance-Corrected Near Visual Acuity.  Nyxol Returns Near Vision to Baseline Levels Statistically Faster Compared to Placebo  RM  Baseline Near Vision  MIRA-3 Phase 3 Trial  1.5

RM

# Summary of Safety Findings

*Nyxol was Well Tolerated with a Favorable Safety Profile*

- There were no deaths, serious AEs, or withdrawals due to AEs
- 48 of 244 (20%) Nyxol treated subjects reported 101 AEs
  - All treatment related AEs were mild in severity
- The only AE occurring in ≥ 5% of subjects treated with Nyxol, was conjunctival hyperemia (11% Nyxol vs. 0% placebo)
  - Less than 1% of subjects reported instillation site discomfort, pain, or irritation
- Conjunctival hyperemia was observed to be mild and transient
- Visual acuity (distance and near) was not adversely affected by Nyxol
- Over 300 subjects have been treated with Nyxol and evaluated at 24-hours in the MIRA trials → satisfying regulatory requirements for drug safety exposure for the acute RM indication

25

Source: MIRA-3 Table 14.3.1.1; MIRA-3 Table 14.3.1.2.2; MIRA-3 Table 14.3.3.2 (Safety Population).

Ocuphire PHARMA

RM

# Summary of Positive MIRA-3 Phase 3 Results for Nyxol Eye Drops

*Confirms Prior Phase 3 Study Showing Substantial Benefit in Accelerating Reversal of Mydriasis*

- **Met primary endpoint at 90 minutes with 58% of subjects returning to pre-dilation pupil diameter vs. 6% of placebo treated subjects ($p < 0.0001$)**
- **Saving of ~4 hours in time to return to normal pupil diameter**
- **Met key secondary endpoints with high statistical significance**
  - Efficacy seen at all timepoints from 60 minutes to 24 hours
  - Similar efficacy for one drop and two drops
  - Efficacy across all 3 mydriatic agents – phenylephrine, tropicamide, and Paremyd®
  - Efficacy in both light and dark iris colors
  - Accelerated return to normal distance-corrected near visual acuity
- **Favorable safety and tolerability profile**
  - No serious AEs, no drop-outs from AEs
  - No systemic or ocular AEs were observed in ≥ 5% of subjects, except for 11% mild, transient conjunctival hyperemia
- **NDA planned for late 2022**

26 MIRA-3 Topline Reports

Ocuphire PHARMA

 Plans to NDA for Nyxol in RM

# MIRA Program Evaluating Nyxol for the Reversal of Mydriasis

*Efficient Clinical Programs have Positioned Ocuphire to Target NDA Filing in Late 2022*



RM
MIRA-1
MIRA-2
MIRA-3
MIRA-4
RM NDA Filing

| 2019 | 2021 | 2022 | 2022 | 2022 |
|---|---|---|---|---|
| **Phase 2b** | **Phase 3** | **Phase 3** | **Pediatric Safety** | **NDA Submission** |
| n=32 crossover | n=185 | n=368 | n=23 | |
| Primary Endpoint Met ✓<br>Secondary Endpoints Met ✓ | Primary Endpoint Met ✓<br>Secondary Endpoints Met ✓ | Primary Endpoint Met ✓<br>Secondary Endpoints Met ✓ | Fully Enrolled<br>3-11 years old | |

28

Ocuphire PHARMA

 NDA Submission Targeted in Late 2022  Potential Regulatory Approval in 2023  Enrolled 23 subjects ages 3 to 11 per agreed FDA initial pediatric study plan  Pediatric Safety  Completed 2nd Phase 3 trial in RM (enrolled 368 subjects), which also meets 24-hour safety population exposure requirement  P3 Clinical Trial  Completed 3 registration batches; 1-year CMC stability will be available for NDA  Manufacturing  Submit NDA by late 2022, with expected approval review of 10 months   Regulatory Approval  Nyxol®  Target Label Indication   The treatment of pharmacologically induced mydriasis produced by adrenergic (e.g., phenylephrine) or parasympatholytic (e.g., tropicamide) agents, or a combination thereof.  Preservative-Free  Single Unit Vial (5-pack)  ✓  Ongoing  Ongoing  RM

 Reversal of Mydriasis Market Opportunity

RM

# Reversal of Mydriasis Unmet Need & Landscape

*With No Commercially Available Treatment, Nyxol is Uniquely Positioned as a New Reversal Drop*

## The Problem

- At many annual eye exams and specialty visits, pupils are pharmacologically dilated, impairing vision for **6-24 hours**
- Dilated eyes experience:
  - Heightened sensitivity to light
  - Inability to focus, headaches
  - Difficulty reading, working & driving
  - Halos and glare
  - Cycloplegia (loss of accommodation)

## No Currently Available Treatments

**100M**

Annual Eye Dilations

**Current Landscape:**

- Rare off-label use of cholinergic agonists (e.g., pilocarpine) given ciliary muscle safety issues[1,2]
- Optomap® is offered by optometrists to avoid dilations for ~$50 cash-pay, however images may provide limited view of retina and disease pathology[3]

***Nyxol's MOA Uniquely Suited As A Reversal Drop For Dilations***

Source
1. Optician (2012)-Mydriatic Drugs: Practical Considerations
2. Pilocarpine FDA Label (2017)
3. Optos plc Pricing

31

Ocuphire PHARMA

# Bottom-Up Calculation of Annual Dilated Eye Exams

RM

*~100 M Annual Dilated Eye Exams are Performed in the US*

**Demand Side Validation**

| | | Number of Providers (X) | Average Number of Weekly Exams (Y) | Estimated % Patients Dilated (Z) | Total (X*Y*Z) * 48 wk/yr |
|---|---|---|---|---|---|
|  | **Optometrists** | **46,000** | **59** | **40%** | **~52 M** |
|  | **Ophthalmologists** | **18,000** | **88** | **50%** | **~38 M** |
|  | **Retina Specialists** | **3,000** | **150** | **50%** | **~10 M** |

**100M**

Annual Dilated Eye Exams

**Supply Side Validation:** Based on the ~2 million total units of mydriatic agents sold in 2020, we calculated the total number of dilated eye exams to be ~125 million patients, consistent with demand side estimates.

*IQVIA 2020 sales data; KOL Interview; GlobalData market research; and AOA Excel and Jobson Medical Information
'Bottom-Up Calculation' assumes 48 total work weeks in a year
Supply side validation assumed each unit (bottle) has ~10 mL fill volume and each patient gets 2-4 drops

32

Ocuphire PHARMA

# Reversal of Mydriasis (RM) Market Opportunity

RM

*With No Commercially Available Treatment, Nyxol May Achieve Significant Revenue Potential*

**GlobalData Market Research Findings**


100M Annual Eye Dilations
MIRA Trials Represent 95% of Dilation Drops Used in Practice
65% Report Moderate to Severe Impact to Daily Function
80% of Patients Likely to Request Drop
Patient Willingness to Pay $10 - $20+

**~$500+M**

Estimated US RM Market Opportunity

**58%**

physicians would start prescribing Nyxol within 1st year

**0**

Current Commercially Available Treatments

**81%**

patients would be more likely to schedule yearly eye exams with a reversal drop

**68%**

physicians would be willing to use Nyxol even if patients had to still wear sunglasses within 1st hour

Source: GlobalData Market Research Survey

Calculation: 100M Annual Eye Dilations X 65% X 80% X $10 per patient = $500+M Opportunity

33

Ocuphire PHARMA

 More Efficient Launch Opportunity for Nyxol in RM  Launch is Poised to be Disruptive, Cost-Effective and Not Payor-Driven  Traditional Ophthalmic Launch  Traditional Ophthalmic Launch  Highly competitive markets (e.g., dry eye, glaucoma, allergy); little differentiation  Launch success takes time given payor (reimbursement) dependence  Significant prior authorization & step-edits hurdles with burden to the practices  Lengthy sales cycles and touchpoints due to chronic use and market access upkeep  Significant product education requirement  Complex distribution channel including specialty and retail pharmacies  “One product, one indication” commercial model is inefficient with fixed cost infrastructure  Ocuphire’s Nyxol RM Launch  Ocuphire’s Nyxol RM Launch  No competition or approved reversal drop  potential for Nyxol to be the only safe option  Cash pay (no reimbursement barriers) allowing for quicker adoption  Offering a significant value proposition to patients and practices  Shortened sales-cycle with acute use product   No training given dilations routine in practices  No specialty/retail pharmacy  direct to physician  “One product, several indications” offers efficiencies in commercial operations  RM

RM

# Pre-Commercial 2022 & Go-To-Market Strategy 2023

*Activities Underway to Support Capital-Efficient Nyxol RM Commercial Launch*

## Pre-Commercial Activity

- Market Development (KOLs)
- Physician Targeting
- Patient Journey
- Brand Awareness

## Go-To-Market Strategy

### Potential Options for Commercialization

- **Work with strategic or channel partner with existing commercial ophthalmic products**
- Hire contract commercial organization
- Build own salesforce

### Components of an Efficient Launch

**Landscape**
No approved drug/competition; data-mining for high volume practices

**Easy Adoption**
Dilations are a routine part of practice; adoption requires no staff or patient training

**Direct to Physicians**
No need for pharmacy; no reimbursement, private pay



**Retina**
*3,000 Retinal Specialists*



**Ophthalmology**
*20,000 Ophthalmologists*



**Optometry**
*46,000 Optometrists*

Sources: ASRS; AMA; AAO; Women in Optometry (WO); AOA Excel and Jobson Medical Information; Physician Interviews Conducted by Ocuphire; GlobalData market research

35

Ocuphire PHARMA

Upcoming Milestones

 Track Record of Achieving Milestones  Exciting 2022 News Cadence  Ongoing Partnering Discussions with Leading Ophthalmic Companies (including European and Asian Players)  2021  2022  Report Positive Nyxol Alone Phase 2 Data for Presbyopia  Report 2nd Phase 3 Data for RM (MIRA-3)   Report Phase 3 Data for NVD (LYNX-1)   Report Pediatric Data for RM (MIRA-4)   Submit Nyxol NDA for RM  Report Phase 2 Data for DR/DME (ZETA-1)  Initiate VEGA Phase 3 Presbyopia Program  Multiple Late-Stage Data Catalysts Expected in 2022 for Potential First NDA Approval in 2023